UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2024

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held May 29, 2024, the Company’s shareholders voted on the following three proposals and cast their votes as described below.

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	195,589,663	9,192,955	184,695	18,858,567
Richard D. Fain	199,109,103	5,775,161	82,449	18,858,567
Stephen R. Howe, Jr.	199,149,009	5,724,093	93,611	18,858,567
William L. Kimsey	198,466,517	6,404,969	95,227	18,858,567
Michael O. Leavitt	204,583,633	288,518	94,562	18,858,567
Jason T. Liberty	202,391,429	2,486,114	89,170	18,858,567
Amy McPherson	204,557,162	320,368	89,183	18,858,567
Maritza G. Montiel	204,521,731	346,553	98,429	18,858,567
Ann S. Moore	202,171,976	2,702,927	91,810	18,858,567
Eyal M. Ofer	198,841,392	6,028,270	97,051	18,858,567
Vagn O. Sørensen	188,309,663	16,560,830	96,220	18,858,567
Donald Thompson	204,537,187	337,465	92,061	18,858,567
Arne Alexander Wilhelmsen	199,396,755	5,481,696	88,262	18,858,567
Rebecca Yeung	204,353,067	525,097	88,549	18,858,567

Each of the fourteen nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Advisory Approval of the Company’s Compensation of Its Named Executive Officers

Number
Votes For	199,977,491
Votes Against	4,817,683
Abstentions	171,539
Broker Non-Votes	18,858,567

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Ratification of the Auditors

Number
Votes For	218,510,588
Votes Against	5,183,209
Abstentions	131,483

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, having received the affirmative vote of a majority of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: May 31, 2024	By:	/s/ R. Alexander Lake
	Name:	R. Alexander Lake
	Title:	Chief Legal Officer & Secretary